NON-NEGOTIABLE PROMISSORY NOTE
                         ------------------------------



US $478,612.00                               April 1, 1994
                                             Rockville, Maryland


          FOR VALUE RECEIVED, the undersigned hereby promises to pay to the order of American Insured Mortgage Investors L.P. - Series 88, a Delaware limited partnership (the "Partnership"), the principal sum of Four Hundred Seventy-Eight Thousand Six Hundred Twelve Dollars and no cents ($478,612.00) plus interest computed on the basis of a year consisting of 360 days at a rate of interest equal to seven and one quarter percent (7.25%) per annum.

          This Note is payable upon demand. Payment shall be made in legal tender of the United States at the offices of the Partnership, c/o C.R.I., Inc., The CRI Building, 11200 Rockville Pike, Rockville, Maryland 20852.

          Accrued interest only on the outstanding principal amount shall be payable on the fifteenth day of each month commencing on April 15, 1994 provided that Integrated Funding, Inc. has received on a timely basis the interest payment due from the Government National Mortgage Association on GNMA Pool Number 280640 in the face amount of $1,994,216.68 as of the date hereof.

          If any payment of principal or interest on this Note is due on a Saturday, Sunday or legal holiday under the laws of Maryland, such payment shall be made on the next succeeding business day. The Note may be prepaid at any time, without penalty.

          The undersigned hereby waives presentment, demand for payment, notice of dishonor, notice of protest, and all other notices on demand in connection with the delivery acceptance, performance, default and endorsement of this Note.


                              AMERICAN INSURED MORTGAGE
                              INVESTORS L.P. - SERIES 86


                              By:  CRIIMI, Inc., its
                                   General Partner


                              By:  /s/ William B. Dockser
                                   -------------------------
                                   William B. Dockser
                                   Chairman